Amendment No. 1 to Schedule 2

Effective as of July __, 1999 the following classes of Contracts are hereby added to this Schedule 2 and made subject to the Agreement:

------------------------------- ---------------------------- ---------------------------- ============================
Contract Marketing Name         SEC 1933 Act Registration
                                Number                       Contract Form Number         Annuity or Life
------------------------------- ---------------------------- ---------------------------- ============================
American Express Signature      333-74865                    43431 and State variations   Annuity
Variable Annuitysm                                           thereof
------------------------------- ---------------------------- ---------------------------- ============================
------------------------------- ---------------------------- ---------------------------- ============================

------------------------------- ---------------------------- ---------------------------- ============================
------------------------------- ---------------------------- ---------------------------- ============================

------------------------------- ---------------------------- ---------------------------- ============================

IN WITNESS WHEREOF, the Trust, the Distributor and the Company hereby amend this Schedule 2 in accordance with Article XI of the Agreement.

---------------------------------               --------------------------------
Goldman Sachs Variable Insurance Trust        American Enterprise Life Insurance
                                              Company


---------------------------------              --------------------------------
Goldman, Sachs & Co.                                     Attest

                          Amendment No. 1 to Schedule 3

Effective as of July __, 1999, this Schedule 3 is hereby amended to reflect the following changes in Trust Classes and Series:

 -------------------------------------------------- =======================================================
 Contract Marketing Name                            Trust Classes and Series (Subaccount)
 -------------------------------------------------- =======================================================
 American Express Signature                         Goldman Sachs VIT Capital Growth Fund (JCG)
 Variable Annuity sm                                Goldman Sachs VIT CORE U.S. Equity Fund (JUS)
                                                    Goldman Sachs VIT Global Income Fund (JGL)
                                                    Goldman Sachs VIT International Equity Fund (JIF)
 -------------------------------------------------- =======================================================
 -------------------------------------------------- =======================================================

 -------------------------------------------------- =======================================================
 -------------------------------------------------- =======================================================

 -------------------------------------------------- =======================================================

IN WITNESS  WHEREOF,  the Trust,  the  Distributor  and the Company  hereby amend this Schedule 3 in accordance  with Article XI of the Agreement.

---------------------------------                            --------------------------------
Goldman Sachs Variable Insurance Trust                       American Enterprise Life Insurance Company


---------------------------------                            --------------------------------
Goldman, Sachs & Co.                                         Attest
